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              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




The Board of Directors
iGeniSys, Inc.


We consent to the use in this Registration Statement on Form SB-2 of our report dated June 25, 1999, relating to the consolidated financial statements of iGeniSys, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.


Gelfond Hochstadt Pangburn, P.C.
Denver, Colorado

October 28, 1999